UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2023

Forge Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39794	98-1561111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Mission St. Suite 5510 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 5.08 by reference.

Item 8.01 Other Events.

Forge Global Holdings, Inc. (the “Company”) expects to hold its 2023 annual stockholder meeting (the “2023 Annual Meeting”) on June 14, 2023.

Because the date of the 2023 Annual Meeting differs by more than 30 days from the anniversary date of the 2022 extraordinary general meeting held in lieu of the 2022 annual meeting of stockholders (the “2022 Annual Meeting”), the Company has set a deadline of April 3, 2023 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the 2023 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2023 Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to Forge Global Holdings, Inc., 415 Mission Street, Suite 5510, San Francisco, CA 94105, Attention: Corporate Secretary. Such proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”), including Exchange Act Rule 14a-8, and the Company’s bylaws (the “Bylaws”) in order to be eligible for inclusion in the Company’s proxy materials for the 2023 Annual Meeting.

In addition, pursuant to the Bylaws, stockholders of the Company who wish to bring business before the 2023 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal or nomination (including all of the information specified in the Bylaws) is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on April 3, 2023, which is the 10th day following the date on which the public announcement of the date of such meeting is first made by this Form 8-K. Any such proposal or nomination must meet the requirements set forth in the Bylaws in order to be brought before the 2023 Annual Meeting. Pursuant to the Bylaws and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

Please note that an adjournment, rescheduling or postponement of the expected 2023 Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: March 24, 2023	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer